                                                                   EXHIBIT 10.1E


                                David A. Rapaport
                                 Attorney at Law
                       333 Sandy Springs Circle, Suite 230
                                Atlanta, GA 30328
                      TEL (404) 257-9150 FAX (404) 257-9125


                                                           Admitted in GA and NY


February 7, 2007

Converted Organics Inc
7A Commercial Wharf West
Boston, MA 02110

Attention:        Edward J. Gildea
                  President and CEO

Re:     Note Extensions

Dear Ed:

This letter is to confirm that as of today, February 7, 2007:

1. I have received signed letters in the form of Exhibit 1 hereto, ("Bridge Note Extension Letter"), for an aggregate of $843,000 principal amount, from each of the holders of Converted Organics Inc.'s notes listed on Schedule 1 hereto The notes listed on Schedule 1 hereto and Schedule 2 hereto are referred to as the "Bridge Notes."

2. In accordance with the terms of the Bridge Note Extension Letter, I hereby extend the Maturity Date of the Bridge Notes held by the persons listed on
Schedule 1 to March 19, 2007, and upon receipt of Bridge Note Extension Letters from the persons listed on Schedule 2, I hereby extend the Maturity Date of those Bridge Notes to March 19, 2007 as well.

3. I have the right under the Bridge Note Extension Letters to further extend the Maturity Date of the Bridge Notes to April 19, 2007; I shall do so if such action is required to avoid a default under any of the Bridge Notes listed on
Schedule 1 and for the Bridge Notes listed on Schedule 2 for which I have a signed Bridge Note Extension Letter.


Very truly yours,

/s/ David A. Rapaport

David A. Rapaport

                                    Exhibit 1


Mr. Edward J. Gildea, President
Converted Organics Inc.
7A Commercial Wharf West
Boston, MA 02210

January 12, 2007

Re: April 11, 2006 FINANCING TERMS AGREEMENT

Dear Mr. Gildea:

         This letter confirms that the COMPANY and the undersigned PURCHASER of UNITS pursuant to the above-referenced FINANCING TERMS AGREEMENT AND PURSUANT TO THE EXTENSION LETTER DATED OCTOBER 16, 2006 (attached hereto as Exhibit A) agree as follows (CAPITALIZED/ITALIC terms shall have the same meaning ascribed to them in the FINANCING TERMS AGREEMENT):

         1. The MATURITY DATE is hereby extended to the earlier of February 19, 2007 or the closing of a PUBLIC OFFERING.

         2. The COMPANY's obligation to deliver ALTERNATE BRIDGE EQUITY UNITS in the absence of a PUBLIC OFFERING is postponed to February 19, 2007.

         3. Up through February 19, 2007 the COMPANY at its option shall have the right, but not the obligation, to pay the Bridge NOTES interest in PRIMARY BRIDGE EQUITY UNITS (or ALTERNATE BRIDGE EQUITY UNITS, as the case may be). Any PRIMARY BRIDGE EQUITY UNITS so issued shall be entitled to the same registration rights set forth in the FINANCING TERMS AGREEMENT for all other PRIMARY BRIDGE EQUITY UNITS.

         4. The undersigned hereby appoints David A. Rapaport, Esq. (Executive Vice President and General Counsel of High Capital Finding, LLC) as his/her/its Agent to permit up to two (2) 30-day Maturity Date extensions.

         Notwithstanding the MATURITY DATE extension, and the FINANCING TERMS AGREEMENT AND THE EXTENSION LETTER DATED OCTOBER 16, 2006, the COMPANY agrees that the interest rate on the BRIDGE NOTES shall be computed at the rate of 18% per annum from October 16, 2006 to the date of payment in full of all interest and principal on the BRIDGE NOTES.

Very truly yours,


---------------------------------

Accepted and agreed:

Converted Organics Inc.

By:                                                  Date:
    ----------------------------------------               ---------------------
       Edward J. Gildea, President

                                   Schedule 1
           List of Converted Organics Bridge Investors, that executed
                             Jan 12, 2007 extension



                                                INVESTMENT
                                                   DATE       PRINCIPAL
                                                ----------    ---------
 1  Lea Adar                                     6-Jun-06     $20,000
 2  Attar Family Ltd.                           16-May-06     $17,000
    Attar Family Ltd.                            6-Jun-06     $25,000
 3  Leslie Bardt                                16-May-06     $ 5,000
 4  Richard Bassin                              16-May-06     $25,000
    Richard Bassin                               6-Jun-06     $15,000
 5  Marc and Ellen Becker Tenants in Common     16-May-06     $15,000
 6  Ronald J. Berk                               6-Jun-06     $50,000
 7  Morrell Berkowitz                           16-May-06     $ 5,000
 8  James & Carole Bos JTWROS                   16-May-06     $ 5,000
 9  Fred A. Brasch                               6-Jun-06     $15,000
10  Diana Budzanoski                             6-Jun-06     $10,000
11  Bushrod Burns                               16-May-06     $10,000
12  Howard Commander                             6-Jun-06     $50,000
13  Scott Commander                              6-Jun-06     $10,000
14  Herbert W. Eber                             16-May-06     $ 5,000
15  Kenneth & Jocelin Elan JTWROS               16-May-06     $15,000
16  J. David Forsyth                            16-May-06     $17,000
17  Jack Franco                                 16-May-06     $10,000
18  Scott C. Garber                             16-May-06     $10,000
19  Stephen W. Garber                           16-May-06     $50,000
20  Sonia Gluckman                              16-May-06     $25,000
21  Stephen M. Greenberg                        16-May-06     $ 5,000
22  Christen M. Hart                             6-Jun-06     $ 5,000
23  Ellis T. & Reva S. Hart JTWROS               6-Jun-06     $ 5,000
24  Mary L. Hart                                 6-Jun-06     $50,000
25  Hart Family Revocable Trust                 16-May-06     $ 5,000
26  David & Joan Herskovits JTWROS              16-May-06     $17,000
    David & Joan Herskovits JTWROS               6-Jun-06     $ 3,000
27  Insight Productions LLC                     16-May-06     $ 5,000
28  Norman & Patty Johnson JTWROS                6-Jun-06     $ 5,000
29  Leslie & Barbara Kalmus JTWROS              16-May-06     $ 5,000
30  Michael G. Leff                              6-Jun-06     $10,000
31  Jeffrey J. Leon                             16-May-06     $10,000
32  Stanley C. Lipton                           16-May-06     $10,000
33  Edgar O. Mandeville                          6-Jun-06     $ 5,000
34  Melissa Manheim                              6-Jun-06     $ 5,000
35  Alexander Michaels                          16-May-06     $25,000
    Alexander Michaels                           6-Jun-06     $15,000
36  James J. Noonan                             16-May-06     $17,000
37  Thomas J. & Irene M. Principe JTWROS         6-Jun-06     $10,000
38  David A. Rapaport                           16-May-06     $25,000

39  Phyllis Rodbell                             16-May-06    $  5,000
40  Neil S. & Susan Hart Sandler JTWROS          6-Jun-06    $  5,000
41  Sidney & Carol Strickland JTWROS            16-May-06    $ 17,000
42  Tall Oaks Group, LLC                         6-Jun-06    $ 50,000
43  The David and Laura Owen Trust              16-May-06    $  5,000
44  The Hart Organization Corp.                  6-Jun-06    $ 20,000
45  Frances N. Veillette                        16-May-06    $ 10,000
46  Jo Lynn and John Waller JTWROS              16-May-06    $ 10,000
47  Weiner Family Investments, LLC               6-Jun-06    $ 50,000
48  F. Kenneth Zadeck & Lisa Weiss JTWROS       16-May-06    $ 25,000
                                                             --------
                                                TOTAL:       $843,000
                                                             ========

                                   Schedule 2

       List of Converted Organics Bridge Investors, that have not executed
                             Jan 12, 2007 extension



                                                         INVESTMENT
                                                            DATE      PRINCIPAL
                                                         ----------   ----------
Harriet Stone  Berkowitz                                  6-Jun-06     $  5,000
Barbara H & Peter R  Ducoffe  JTWROS                     16-May-06     $ 25,000
Neila & Lawrence B.  Fisher JTWROS                        6-Jun-06     $ 15,000
David R. Gross                                           16-May-06     $ 17,000
Gerald F. Kaplan                                         16-May-06     $ 25,000
Gerald F. Kaplan                                          6-Jun-06     $  5,000
Jeffrey A. Kunkes, MD                                     6-Jun-06     $  5,000
Gerald  S. Leeseberg                                     16-May-06     $ 25,000
Gerald  S. Leeseberg                                      6-Jun-06     $ 10,000
James  M. Libby, MD                                       6-Jun-06     $ 20,000
Theresa  Mari                                             6-Jun-06     $  5,000
One Walton Place LLC                                     16-May-06     $ 15,000
                                                                      ----------
                                                         TOTAL:        $172,000
                                                                      ==========